UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 ______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2015

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1175 Lancaster Avenue, Suite 200

Berwyn, PA 19312

(Address of Principal Executive Offices) (Zip Code)

(484) 324-7980

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth in Item 3.02 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Common Stock Securities Purchase Agreements (“SPAs”)

On December 22, 2015, the Company entered into a Securities Purchase Agreement with each of certain investors, including Bipin C. Shah, its Chairman and Chief Executive Officer, Robert B. Palmer, Director and Chair of the Audit Committee, and Jonathan M. Lubert, Director. In order to comply with applicable listing requirements, the Company used one form of Securities Purchase Agreement for purchases by the directors (the “Insider Common Stock SPA”) and a separate form for purchases by non-insider investors (the “Non-Insider Common Stock SPA” and together with the Insider Common Stock SPA, the “Common Stock SPAs”). Pursuant to the Insider Common Stock SPAs, Messrs. Shah, Palmer and Lubert each agreed to purchase 20,000 shares, or an aggregate of 60,000 shares, of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $2.70 per share (a price greater than the closing bid price of the Common Stock on December 21, 2015, which was the last closing bid price preceding the Company’s execution of each of the Insider Common Stock SPAs), for aggregate consideration of $162,000. In addition to the three directors, pursuant to Non-Insider Common Stock SPAs, certain other investors purchased an additional 320,000 shares of Common Stock (for a total of 380,000 shares) at a purchase price of $2.70 per share for aggregate consideration of $864,000 (for a total of $1,026,000).

Additionally, on December 23, 2015, pursuant to a Non-Insider Common Stock SPA, the Company sold 100,000 shares of Common Stock to an additional investor at a purchase price of $2.70 per share for aggregate consideration of $270,000.

The Common Stock SPAs contain customary representations, warranties and covenants of the parties, including approval of the sale of Common Stock by the Company’s Board of Directors. The proceeds from the sale of Common Stock pursuant to the Common Stock SPAs will be used for general working capital purposes. The foregoing descriptions of the Common Stock SPAs are qualified in their entirety by reference to the forms of the Insider Common Stock SPA and the Non-Insider Common Stock SPA, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Based upon certain representations of the investors made in the Common Stock SPAs, the issuance of the shares of Common Stock was consummated in reliance upon Rule 506 of Regulation D of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement, by and between the Company and each of Bipin C. Shah, Robert B. Palmer and Jonathan M. Lubert.
10.2	Form of Securities Purchase Agreement, by and between the Company and each of the non-insider investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2015

JETPAY CORPORATION

By:	/s/ Gregory M. Krzemien
	Name:	Gregory M. Krzemien
	Title:	Chief Financial Officer